Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bond Laboratories, Inc, (the “Company”) on Form 10-K /A for the period ended December 31, 2009 and 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Wilson , Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BOND LABORATORIES, INC
By /s/ John Wilson
John Wilson
Chief Executive Officer, President
June 3, 2010